Ex 10.5

Section 8.1 PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT, dated as of March 27, 2024, made by LODGING FUND REIT III TRS, INC., a Delaware limited partnership (“Pledgor”), in favor of BLUEBIRD CREDIT EM LLC, a Delaware limited liability company (together with its successors and assigns, collectively, the “Lender”).

(i)	RECITALS

WHEREAS, Lender is making a loan (the “Loan”) to LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company (“Issuer”), and LF3 LAKEWOOD, LLC, a Delaware limited liability company (together with its successors and/or assigns, and Issuer are, individually and/or collectively (as the context requires) referred to herein as “Borrower”), pursuant to that certain Loan Agreement, dated as of the date hereof, by and between Borrower and Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain promissory note, dated as of the date hereof, in the original principal amount of the Loan, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, and secured by, among other things, that certain Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”), by Borrower in favor of Lender pursuant to which Borrower has granted to Lender a first priority security interest on, among other things, the real property and other collateral as more fully described in the Security Instrument;

WHEREAS, Pledgor is the legal and beneficial owner of 100% of the issued and outstanding limited liability company interests of Issuer;

WHEREAS, as additional security for the Loan, and as security for any mezzanine loan that may be required should Lender exercise the Mezzanine Option (as defined in the Loan Agreement), Pledgor and Lender desire to enter into this Agreement; and

WHEREAS, it is a condition precedent to the obligation of Lender to make the Loan to Pledgor that Pledgor shall have executed and delivered this Agreement to Lender.

NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loan under the Loan Agreement, Pledgor hereby agrees with Lender as follows:

1.Defined Terms. As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

“Agreement” means this Pledge and Security Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Collateral” has the meaning set forth in Section 2 hereof.

“Financing Statement” has the meaning set forth in Section 3(b) hereof.

“Issuer” has the meaning set forth in the Recitals hereof.

“Lien” shall mean any Person’s interest in property (real, personal, mixed, tangible, intangible or otherwise) securing an obligation owed to, or claimed by, such Person, whether such interest is based on common law, statute or contract, including, without limitation, any  mortgage, pledge, hypothecation,

Ex 10.5

assignment, deposit arrangement, statutory trust, reservation, exception, encroachment, easement, right-of- way, covenant, condition, restriction, lease, title exception, encumbrance, lien (statutory or otherwise), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing.

“Loan Documents” means the Note, the Loan Agreement, the Security Instrument, this Agreement, the Financing Statement and all other documents, agreements, certificates and instruments contemplated by the Loan, each as amended, supplemented or otherwise modified from time to time, provided, however that if Lender exercises the Mezzanine Option, then the Security Instrument and any other documents, instruments and agreements thereafter evidencing only the mortgage loan secured thereby shall no longer be included in the term “Loan Documents”.

“Organizational Document” has the meaning set forth in Section 2(v) hereof.

“Pledged Securities” means all of Pledgor’s limited liability company interests in the Borrower, and listed on Schedule 1 hereto, together with all limited liability company membership certificates, partnership certificates, stock certificates, options or rights of any nature whatsoever which now or hereafter may be issued or granted by Borrower to Pledgor.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code from time to time in effect in the State of New York; provided that if, by reason of mandatory provisions of law, the validity or perfection of Lender’s security interest in the Collateral or any part thereof is governed by the Uniform Commercial Code or other similar law as in effect in a jurisdiction other than New York, the term “UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code or such similar law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

(i)The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.
(ii)The word “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”
(iii)Wherever pursuant to this Agreement (a) Lender exercises any right given to it to consent to, approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to consent to, approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

Ex 10.5

2.Pledge; Grant of Security Interest. Pledgor hereby pledges, assigns and grants to Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of Pledgor’s right, title and interest to the following, wherever located and whether now existing or hereafter acquired and/or arising (collectively, the “Collateral”):
(i)	all Pledged Securities;
(ii)all securities, moneys or property representing dividends or interest on any of the Pledged Securities, or representing a distribution in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities;
(iii)all right, title and interest of Pledgor in, to and under any policy of insurance or insurance claims payable by reason of loss or damage to the Pledged Securities and any other Collateral;
(iv)all rights, privileges, authority and power arising from the Pledged Securities and Pledgor’s interest in Borrower;
(v)the capital and equity of Pledgor in Borrower and any and all profits, losses, distributions and allocations attributable thereto as well as the proceeds of any distribution thereof, whether arising under the terms of any of the following documents, as applicable (each an “Organizational Document” and collectively, the “Organizational Documents”): articles of incorporation, articles of organization, certificate of incorporation, certificate of formation, certificate of limited partnership, certificate of organization, by-laws, limited partnership agreement, limited liability company agreement, stock certificates, certificates of limited partnership interests or general partner interests, certificates of limited liability company membership interests, and all amendments or modifications of any of the foregoing, and all other agreements, instruments and/or other organizational or governing documents of or relating to the Pledged Securities, Pledgor and Borrower;
(vi)all other payments, if any, due or to become due to Pledgor in respect of any Collateral, under or arising out of any Organizational Document of Borrower or otherwise, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise;
(vii)all of Pledgor’s claims, rights, powers, privileges, authority, options, security interests, Liens and remedies, if any, under or arising out of the ownership of the Pledged Securities;
(viii)all of Pledgor’s rights pursuant to any Organizational Document of Borrower at law or in equity, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Securities, including, but not limited to, the right to execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Securities and/or Borrower, to vote, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of Borrower to enforce or execute any checks, or other instruments or orders and to file any claims and to take any action in connection with any of the foregoing;

Ex 10.5

(ix)	all Investment Property (as such term is defined in the UCC) issued by, or relating to, Borrower;

(x)all equity interests or other property now owned or hereafter acquired by Pledgor as a result of exchange offers, recapitalizations of any type, contributions to capital, options or other rights relating to the Pledged Securities;
(xi)all Accounts, Deposit Accounts, Documents, Instruments, Money, Letter- of-Credit Rights (whether the letter of credit is evidenced by writing), General Intangibles (including payment intangibles), registered copyrights, Chattel Paper (whether tangible or electronic), Goods (including Inventory, Equipment and Accessions thereto), Commercial Tort Claims, insurance and insurance claims and Supporting Obligations (as each such item is defined in the UCC); and
(xii)Proceeds (as defined in the UCC) of any of the foregoing property of Pledgor (including, without limitation, any proceeds of insurance thereon).
3.	Membership Powers; Financing Statement.
(a)	Intentionally Omitted.
(b)Pledgor hereby authorizes Lender to file all UCC-1 financing statements and any amendments thereto necessary to perfect the security interests granted hereunder in all jurisdictions deemed relevant by Lender (the “Financing Statement”), and Pledgor agrees to pay any and all fees or other charges relating to the filing of the Financing Statement and hereby authorizes and instructs Lender to make such payments by deducting from the proceeds of the Loan advanced to Pledgor the full amount of such fees or other charges.
4.	Representations and Warranties. Pledgor represents and warrants as of the date hereof that:

(a)no authorization, consent of or notice to any other Person (including, without limitation, any member, manager, partner or creditor of Pledgor or Borrower) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by Pledgor of any of the Collateral to Lender or the subsequent transfer thereof by Lender pursuant to the terms hereof;
(b)all of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable;
(c)the Pledged Securities listed on Schedule 1 hereto, in each case constitute all of the issued and outstanding equity or limited liability company membership interests in Borrower;
(d)Pledgor is the record and beneficial owner of, and has good and/or marketable title to, the Pledged Securities listed on Schedule 1 hereto, in each case free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement;
(e)upon the filing of the Financing Statement referred to in Section 3(b), the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Collateral from Pledgor;

Ex 10.5

(f)the exact name of Pledgor as it appears on file with the Secretary of State in the State of Delaware is as set forth in the introductory paragraph of this Agreement;
(g)the principal place of business and chief executive office of Pledgor is located at 1635 43rd Street S, Suite 205, Fargo, North Dakota 58103;
(h)	Intentionally Omitted;
(i)	Intentionally Omitted;
(j)	Pledgor is validly existing under the laws of the State of Delaware; and
(k)Pledgor’s organization identification number assigned to it by its state of organization is 6838089.
5.Covenants. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive repayment of the Note) is paid in full:
(a)Acknowledgements of Pledgor. If Pledgor shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any stock certificate or limited liability company membership certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares and/or membership interests of the Pledged Securities, or otherwise in respect thereof, Pledgor shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same promptly to Lender in the exact form received, duly endorsed by Pledgor to Lender, if required, together with an undated stock, limited liability company membership interest power covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of Borrower shall be paid over to Lender to be held by it hereunder as additional security for the Debt, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities, in each case, pursuant to the recapitalization or reclassification of the capital of Borrower or pursuant to the reorganization of Borrower, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof, as additional security for the Debt. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by Pledgor, Pledgor shall deliver to Lender promptly and, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Debt.
(b)No Amendments, Dispositions, Liens, Etc. Without the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed provided no Event of Default exists and is continuing, Pledgor shall not, directly or indirectly, (i) amend, modify, restate or repeal any Organizational Document (including any name change), or agree to or consent to do the same, (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Without the prior written consent of Lender in its sole discretion, Pledgor shall not, directly or indirectly, vote to enable, or take any other action to permit Borrower to issue any limited liability company membership interests, as applicable, or to issue any other

Ex 10.5

securities convertible into or granting the right to purchase or exchange for any limited liability company membership in Borrower. Pledgor shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

(c)	Further Assurances; Power of Attorney.
(i)At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver, file and/or record such further instruments and documents and take such further actions as Lender may request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing the Financing Statement, any continuations, amendments or information statements thereto, and/or any additional or replacement UCC financing statements. Pledgor hereby authorizes Lender to file any such financing statement, continuation, information statement or amended, replacement or additional financing statement, without the signature of Pledgor. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.
(ii)Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose of perfecting its security interest in the Collateral and exercising its rights under Section 5 of this Agreement.
(d)Pledgor covenants and agrees that it shall not permit Borrower to convert existing equity interests (including, without limitation, the Pledged Securities) or issue new equity interests, subject, however, in all cases to the prohibitions set forth in this Agreement and the other Loan Documents. Notwithstanding the foregoing, Pledgor shall promptly notify Lender if any equity interests (including, without limitation, the Pledged Securities) with respect to Borrower (whether now owned or hereafter acquired by Pledgor) are evidenced by a certificated security, and shall promptly thereafter take all actions required to perfect the security interest of Lender in the equity interests of Borrower (including, without limitation, the Pledged Securities) under any Legal Requirement. Pledgor agrees to take such additional actions as Lender deems necessary or desirable to effect the foregoing and to permit Lender to exercise any of its rights and remedies hereunder and agrees to provide an opinion of counsel reasonably satisfactory to Lender with respect to any such pledge of equity interests which are certificated securities promptly upon request of Lender. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, PLEDGOR HEREBY GRANTS TO LENDER AN IRREVOCABLE PROXY, EXERCISABLE TO THE EXCLUSION OF PLEDGOR’S RIGHTS THERETO WHILE AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, TO VOTE THE PLEDGED SECURITIES AND TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SECURITIES WOULD BE ENTITLED, INCLUDING, WITHOUT LIMITATION (A) GIVING OR WITHHOLDING WRITTEN CONSENTS, (B) CALLING SPECIAL MEETINGS, (C) VOTING AT REGULAR OR SPECIAL MEETINGS, AND (D) VOTING AT ANY TIME OR PLACE, IN EACH CASE, WITH RESPECT TO ANY ACTION, DECISION, DETERMINATION OR ELECTION BY BORROWER OR THE HOLDERS OF THE PLEDGED SECURITIES THEREIN, AND ALL OTHER MATTERS RELATED TO ANY SUCH ACTION, DECISION, DETERMINATION OR ELECTION, WHICH PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SECURITY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY OTHER PERSON (INCLUDING THE ISSUER OF THE PLEDGED SECURITIES OR ANY OFFICER OR AGENT THEREOF) AS OF THE DATE HEREOF AND WHICH PROXY SHALL ONLY TERMINATE UPON THE PAYMENT AND PERFORMANCE IN FULL OF PLEDGOR’S OBLIGATIONS HEREUNDER AND UNDER THE

Ex 10.5

(ii)	OTHER LOAN DOCUMENTS (OTHER THAN SURVIVING INDEMNITY OR OTHER OBLIGATIONS AS TO WHICH NO CLAIM IS PENDING) AND SHALL BE COUPLED WITH AN

INTEREST. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to the Pledged Securities. Pledgor shall not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Securities, and any attempt to do so shall be void and of no effect. The proxies and powers granted by Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of Pledgor’s obligations hereunder and under the other Loan Documents.

(e)Further Identification of Pledged Securities. Pledgor shall furnish to Lender from time to time statements and schedules further identifying and describing the Pledged Securities and such other reports in connection with the Pledged Securities as Lender may request, all in reasonable detail.
(f)Changes in Location, Name, etc. Pledgor shall not, and shall not cause Borrower to, unless (i) it shall have received Lender’s prior written consent and (ii) all action reasonably necessary or advisable, in Lender’s opinion, to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Collateral shall have been taken, change the state in which its principal place of business or chief executive office is located, change its name, identity or structure, or reorganize or reincorporate under the laws of another jurisdiction.
(g)Taxes. Pledgor shall pay, and save Lender harmless from, any and all obligations and liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
(h)Commercial Tort Claims; Letters of Credit. Pledgor shall promptly notify Lender in writing if Pledgor becomes a party to or obtains any rights with respect to any Commercial Tort Claim or Letter of Credit (as each such term is defined in the UCC). Such notification shall include information Lender deems in its reasonable discretion to be sufficient to describe and/or identify such Commercial Tort Claim or Letter of Credit. Pledgor shall execute and deliver to Lender all documents, agreements and/or instruments Lender may require to obtain and perfect Lender’s security interest in such Commercial Tort Claim or Letter of Credit.
(i)Certificated or Uncertificated Interests. If at any time any limited liability company membership interests in Borrower constitute a security (whether certificated or uncertificated), Pledgor shall promptly give notice thereof to Lender and, upon notice from Lender Pledgor shall promptly take all actions required to perfect the security interest of Lender therein under Legal Requirements (including, without limitation, by causing such interests to be evidenced by a certificated security and opting in to Article 8 of the UCC if necessary). Pledgor further agrees to take such actions as Lender deems necessary or desirable to effect the foregoing and to permit Lender to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to Lender with respect to any such pledge of uncertificated membership interests promptly upon request of Lender.
6.Certain Understandings of Parties; Registration of Pledge; Control of Pledged Securities, Etc.
(a)On or before the Closing Date, Pledgor shall send written instructions in the form of Exhibit B hereto to the Issuer, and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which the Issuer shall confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Collateral without further consent of Pledgor or

Ex 10.5

any other Person. Pledgor shall, upon request of Lender, promptly take all other actions required to perfect the security interest of Lender in the Collateral under Legal Requirements. It is the intention of Pledgor and Lender that at all times while the Loan remains outstanding, the Pledged Securities shall constitute Investment Property (as defined in the UCC), and, to that end, Pledgor shall take, and shall cause Borrower to take, all necessary action to obtain such classification pursuant to the UCC. Subsequently from time to time upon Lender’s written request following Lender’s transfer of all or any portion of the Loan, Pledgor shall send written instructions in the form of Exhibit B hereto to Borrower, and shall cause Borrower to, and Borrower shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which Borrower will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Securities without further consent of Pledgor or any other Person.

(b)All of the Collateral at any time delivered to Lender pursuant to this Agreement shall be held by Lender subject to the terms, covenants and conditions set forth in the Loan Documents. Neither Lender nor any of Lender’s directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by such party or parties relative to any of the Collateral, except for such party’s or parties’ own bad faith, gross negligence or willful misconduct. Lender shall be entitled to rely upon any writing or other document (including, without limitation, any facsimile or e-mail) or any telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person (but Lender shall be entitled to such additional evidence of authority or validity as it may, in its sole and absolute discretion request, but it shall have no obligation to make any such request), and with respect to any legal matter, Lender may rely in acting or in refraining from acting upon the advice of counsel selected by it concerning all matters hereunder.
(c)Lender shall not have any duty concerning the collection or protection of the Collateral or any income thereon or payments with respect thereto, or concerning the preservation of any rights pertaining thereto beyond exercising reasonable care with respect to the custody of any tangible evidence of the Collateral actually in its possession.
7.Cash Dividends; Voting and Other Rights. Subject to the terms of the Loan Documents, and unless an Event of Default shall have occurred and be continuing (in which case Pledgor’s rights under this Section 7 shall immediately and automatically terminate without notice or any other action by Lender), Pledgor shall: (a) be permitted to exercise all rights, privileges, authority and power arising from the Pledged Securities and Pledgor’s interest in Borrower (provided that Pledgor shall not cast any vote, exercise any right or take any other action (or consent to or permit the casting of any vote, the exercise of any right or the taking of any other action) which is in violation of Section 5 hereof or, in Lender’s judgment, would result in any violation of any provision of the Loan Agreement, the Note, this Agreement or any other Loan Documents); (b) retain all rights with respect to all profits, losses, distributions and allocations attributable to, and all proceeds of any distribution of, the Organizational Documents; and (c) retain all rights to receive any proceeds of the Collateral (including any proceeds from insurance thereon).
8.	Rights of Lender.
(a)If an Event of Default shall have occurred and be continuing, Lender shall have the right to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Pledged Securities and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect. If an Event of Default shall have occurred and be continuing, then all such Pledged Securities at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting, and all corporate, limited liability company membership rights, and other rights pertaining to the Pledged Securities and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options

Ex 10.5

pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Borrower or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty or obligation to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.
(c)Upon satisfaction in full of the Debt and payment of all amounts owed on the Note (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Debt), Lender’s rights under this Agreement shall terminate and Lender shall prepare and deliver to Pledgor (or authorize Pledgor to prepare and file) a UCC-3 termination statement or similar documents and agreements reasonably requested by Pledgor to terminate all of Lender’s rights under this Agreement and all other Loan Documents and, promptly upon request of Pledgor, Lender shall return to Pledgor any tangible evidence of the Collateral actually in its possession.
(d)Pledgor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.
(e)The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty or obligation upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors or employees shall be responsible to Pledgor for any act or failure to act hereunder.
(f)If Pledgor fails to perform or comply with any of its agreements contained herein or any of the other Loan Documents and Lender after expiration of all applicable notice, grace and cure periods, as provided for by the terms of this Agreement or the relevant Loan Document(s), shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid on demand, shall be payable by Pledgor to Lender on demand and shall constitute obligations secured hereby.
9.Remedies. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted in this Agreement, the Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Debt:
(a)all rights and remedies of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights

Ex 10.5

and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b)Lender may make any compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;
(c)Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
(d)without demand of performance or other demand, presentment, protest, advertisement or notice of any kind to or upon Pledgor, Borrower or any other Person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived to the maximum extent permitted under Legal Requirements), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as Lender may deem advisable and at such prices as Lender may deem best in its sole (but reasonable) discretion, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need Lender account for the surplus, if any, to Pledgor. To the maximum extent permitted by Legal Requirements, Pledgor waives all claims, damages and demands it may have or acquire against Lender arising out of or in connection with the exercise by Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by Legal Requirements, such notice shall be deemed reasonable and proper if given at least ten (10) Business Days before such sale or other disposition;
(e)upon any disposition of the Pledged Securities in accordance with applicable Legal Requirements, register the Pledged Securities in the name of the purchaser thereof (the “Purchaser”) and admit Purchaser (or cause Purchaser to be admitted) as a member of Borrower; and/or amend, restate or otherwise modify any of the Organizational Documents;
(f)the rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity, and may be exercised successively or concurrently without impairing the rights of Lender hereunder; and

Ex 10.5

(g)to the extent permitted by applicable law, Pledgor hereby agrees that the Purchaser shall be deemed a member of Borrower, and shall have all of the rights of a member under the Organizational Documents upon acquisition of the Pledged Securities pursuant to a foreclosure on, or transfer in lieu thereof, of the security interest granted herein.
10.	Private Sales; Public Sales.
(a)To the extent permitted under Legal Requirements, Lender shall not be required to conduct any foreclosure sale of any part of the Collateral. If an Event of Default shall be continuing, Lender may, in its sole and absolute discretion, (1) instruct Issuer to register the Pledged Securities on its ledgers and books in Lender’s (or Lender’s nominee’s) name, for the purpose of effecting a disposition of the Collateral and the Pledged Securities, and in connection therewith, Lender shall have the right to complete any endorsements in its favor on any certificated securities or instruments which at any time are part of the Collateral, and (2) sell all of the Collateral or any part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable in order that such sale may legally be effected without registration pursuant to the Securities Act or any other federal, state or local law governing the offering or sale of securities. Without limiting the generality of the foregoing, in any such event, Lender, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall not have been filed or shall not have become effective under the Securities Act, (ii) may approach and negotiate with a single potential purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral at a price which Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid. Pledgor acknowledges and agrees that any private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit Borrower or Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Borrower or Pledgor would agree to do so.
(b)Pledgor shall do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral and/or the Pledged Securities pursuant to this Section 10 valid and binding and in compliance with any and all other Legal Requirements. Pledgor agrees that a breach of any of the covenants contained in this Section 10 shall cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Loan Agreement.
(c)The UCC states that Lender is able to purchase the Pledged Securities only if they are sold at a public sale. Pledgor acknowledges and agrees that Lender has informed Pledgor that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act of 1933. The UCC permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Article 9 of the UCC. Pursuant to the UCC, Pledgor specifically agrees (x) that it shall not raise any objection to Lender’s purchase of the Pledged Securities (through bidding on the Debt or otherwise) and (y) that a

Ex 10.5

foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the UCC; (ii) shall not be considered to be commercially unreasonable solely by virtue of so conducting the sale, notwithstanding that the Lender, has not registered or sought to register the Pledged Securities under the Securities Laws, even if Pledgor or Borrower agrees to pay all costs of the registration process; and (iii) shall not be considered to be commercially unreasonable solely by virtue of Lender’s (or its nominee’s) purchase of the Pledged Securities at such a sale.

(d)Pledgor agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Securities sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:
(i)	Lender conducts the foreclosure sale in the State of New York;
(ii)	The foreclosure sale is conducted in accordance with the laws of the State of New York;

(iii)Not less than ten (10) Business Days in advance of the foreclosure sale, Lender notifies Pledgor at the address set forth herein of the time and place of such foreclosure sale;
(iv)	The foreclosure sale is conducted by an auctioneer licensed in the State of

New York;

(v)The notice of the date, time and location of the foreclosure sale is published in the New York Times or Wall Street Journal (or such other newspaper widely circulated in New York, New York) at least seven (7) days prior to the date of the foreclosure sale; and
(vi)Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State of Delaware conducted not later than twenty (20) days and not earlier than thirty (30) days before such notification date.
(e)Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale.
11.Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its actual possession, under Section 9- 207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in

Ex 10.5

doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

12.Financing Statement; Other Documents. On the date hereof, Pledgor shall deliver to Lender the Financing Statement referred to in Section 3(b) hereof to the Pledged Securities. Pledgor agrees to deliver any other document or instrument which Lender may request with respect to the Collateral for the purposes of (i) evidencing and/or perfecting Lender’s security interest in the Collateral and/or (ii) obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.
13.Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof including, without limitation:
(a)to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b)to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;
(c)to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; and
(d)to execute, in connection with the sales provided for in Section 9 or 10, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so requested by Lender, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. Notwithstanding anything to the contrary in this Section 13, the appointments contained in this Section 13 may only be exercised by Lender so long as an Event of Default has occurred and is continuing.

14.Additional Covenants of Pledgor Relating to Affirmative Covenants of Borrower. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, Pledgor shall take and/or to cause Borrower to take any and all actions either necessary or requested by Lender to ensure complete compliance with the terms and provisions of the Loan Documents, and shall not take any actions that violate any such Loan Documents.
15.Event of Default. The occurrence of an Event of Default under and as defined in the Loan Agreement or in any of the other Loan Documents shall constitute an event of default by Pledgor hereunder.
16.Recourse. Notwithstanding herein anything to the contrary, Pledgor’s recourse liability under or with respect to this Agreement shall be limited to Pledgor’s interest in the Pledged Securities and other Collateral.

Ex 10.5

17.Indemnity. Pledgor agrees that the terms and provisions of Article 12 of the Loan Agreement are hereby incorporated by reference into this Agreement, as if made by Pledgor, to the same extent and with the same force as if fully set forth herein.
18.	Miscellaneous.
(a)Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(b)Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. The Recitals to this Agreement are hereby incorporated by reference as if originally set forth in full herein.
(c)No Waiver; Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 18(d)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.
(d)Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and the respective successors and assigns of Pledgor and shall inure to the benefit of Lender and its successors and assigns; provided Pledgor shall not have any right to assign its rights or obligations hereunder without the prior written consent of Lender. The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee to which Lender transfers the Note and Loan Agreement.
(e)Notices. Notices by Lender to Pledgor or Borrower to be effective shall be in writing, addressed or transmitted to Pledgor or Borrower at the address of Pledgor set forth in the Loan Agreement, and shall be deemed to have been duly given or made in accordance with the terms and provisions of Section 14.1 of the Loan Agreement.
(f)Governing Law.
(i)THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION,  VALIDITY  AND  PERFORMANCE,  THIS  AGREEMENT  AND  THE

Ex 10.5

OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii)ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
(g)Agents. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.
(h)Irrevocable Authorization and Instruction to Borrower. Pledgor hereby authorizes and instructs Borrower (and its respective members, partners and managers) and any servicer of the Loan to comply with any instruction received by it from Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Borrower (and its respective partners, members and/or managers) and any servicer shall be fully protected in so complying.
(i)Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.
(j)WAIVER OF JURY TRIAL, DAMAGES, JURISDICTION. PLEDGOR AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR THE OTHER THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH OR THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND PLEDGOR IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY PLEDGOR AND LENDER.
(k)No Special Damages. No claim may be made by Pledgor against Lender, its affiliates and its respective directors, officers, employees, or attorneys for any special, indirect or consequential damages (“Special Damages”) in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of, or in

Ex 10.5

any way related to the transactions contemplated or relationship established by this Agreement, or any act, omission or event occurring in connection herewith or therewith; and to the fullest extent permitted by law Pledgor hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(l)Acknowledgement and Consent. Pledgor shall cause Borrower to execute and deliver to Lender an Acknowledgement and Consent with respect to this Agreement in the form of Exhibit D attached hereto, as applicable, in connection with the execution and delivery of this Agreement.
(m)No Third Party Beneficiaries. This Agreement is entered into for the benefit of the parties hereto, and no third parties shall have any direct rights hereunder.
(n)Joint and Several Liability. If Pledgor consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.
(o)Electronic Signatures. Executed counterparts of this Agreement delivered by facsimile or in electronic format (such as “.pdf”) will be effective as the delivery of manually executed counterpart originals.
(iii)	[SIGNATURE ON THE FOLLOWING PAGE]

Ex 10.5

IN WITNESS WHEREOF, Pledgor has caused this Pledge and Security Agreement to be executed in favor of Lender by its duly authorized officers as of the date set forth above.

PLEDGOR:

LODGING FUND REIT ill TRS, INC., a

Delaware corporation

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer

Ex 10.5

Ex 10.5

EXHIBIT A

To Pledge Agreement

[intentionally omitted]

Ex 10.5

186931125_5

(iv)	EXH. A-1

Ex 10.5

EXHIBIT B

To Pledge Agreement

Section 8.2 FORM OF INSTRUCTION TO REGISTER PLEDGE

[ , 20 ]

To:LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company

In accordance with the requirements of that certain Pledge and Security Agreement, dated as the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between LODGING FUND REIT III TRS, INC. (“Pledgor”) to and for the benefit of BLUEBIRD CREDIT EM LLC, a Delaware limited liability company (together with its successors and or assigns, “Lender”) (capitalized but undefined terms used herein as therein defined), you are hereby instructed to register the pledge of the following interests as follows:

All direct and indirect right, title and interest now owned or hereafter acquired by Pledgor in Borrower, as listed on Schedule 1 of the Pledge Agreement, including, without limitation, all of the following property now owned or at any time hereafter acquired by the Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a)all additional membership interests and other equity interests in Issuer, and options, warrants, and other rights now or hereafter acquired by Pledgor in respect of such membership interests and other equity interests (whether in Pledgor with any capital increase, recapitalization, reclassification, or reorganization of Issuer or otherwise) and all other property, rights and instruments of any description at any time issued or issuable as an addition to or in substitution for such membership interests or other equity interests;
(b)all certificates, instruments and other writings representing or evidencing interests in Issuer now owned or hereafter acquired by Pledgor, and all accounts and general intangibles arising out of, or in connection with, the interests in the Issuer now owned or hereafter acquired by Pledgor;
(c)any and all moneys or property due and to become due to Pledgor now or in the future in respect of the interests in the Issuer, or to which Pledgor may now or in the future be entitled in its capacity as a member, partner or other equity holder of the Issuer, whether by way of a dividend, distribution, return of capital or otherwise;
(d)all other claims which Pledgor now has or may in the future acquire in its capacities as a member and/or partner or other equity holder of the Issuer against the Issuer and its property;
(e)all rights of the Pledgor under Issuer’s organizational documents (and all other agreements, if any, to which Pledgor is a party from time to time which relate to its ownership of the interests in Issuer) including, without limitation, all voting and consent rights of Pledgor arising thereunder or otherwise in connection with its ownership of the interests in Issuer (collectively, (a) through (e), the “Pledged Securities”); and

(i)	EXH. B-1

Ex 10.5

(f)to the extent not otherwise part of the Pledged Securities, all proceeds, income and profits thereof and all property received in exchange or substitution thereof, of any of the foregoing property of Pledgor.

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit C to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Collateral without further consent of or notice to, the Pledgor. Notwithstanding anything in this paragraph to the contrary, this instruction (i) shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement and (ii) shall not, and shall not be construed to alter, limit or impair the status of the Pledged Securities as a “general intangible” (within the meaning of the UCC) or the perfection of Lender’s security interest in the Pledged Securities.

This Instruction to Register Pledge shall be governed by, and construed in accordance with the laws of the State of New York, determined without reference to principles of conflicts of law.

Executed counterparts of this Instruction to Register Pledge delivered by facsimile or in electronic format (such as “.pdf”) will be effective as the delivery of manually executed counterpart originals.

(ii)	[NO FURTHER TEXT ON THIS PAGE]

Ex 10.5

186931125_5

(iii)	EXH. B-2

Ex 10.5

The parties have executed this Agreement as of the date first above written.

Section 8.3 PLEDGOR:
(15)LODGING FUND REIT III TRS, INC., a

Delaware corporation

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

Ex 10.5

(i)	EXH. B

Fairfield Inn & Suites by Marriott Denver/Lakewood] / Instruction To Register Pledge /Signature Page

Ex 10.5

Section 8.4 ISSUER:
(15)	LF3 LAKEWOOD TRS, LLC, a

Delaware limited liability company

(16)	By: LODGING FUND REIT III TRS, INC., a

Delaware corporation, its Sole Member

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

Ex 10.5

Section 8.5 LENDER:

(15)BLUEBIRD CREDIT EM LLC, a

Delaware limited liability company

By:   Name:Adam Luysterborghs

Title:Authorized Signatory

Ex 10.5

EXHIBIT C

To Pledge Agreement

Section 8.6 FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

[ , 20 ]

To:BLUEBIRD CREDIT EM LLC, a Delaware limited liability company (together with its successors and or assigns, “Lender”)

Pursuant to the requirements of that certain Pledge and Security Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between Lender and LODGING FUND REIT III TRS, INC. (“Pledgor”) (capitalized but undefined terms used herein as therein defined), this Confirmation Statement and Instruction Agreement relates to those ownership interests (the “Pledged Securities”), as further described on Schedule 1 to the Pledge Agreement, issued by LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company (the “Issuer”);

The Pledged Securities (A) are not and will not be dealt in or traded on securities exchanges or securities markets; and (B) are not and will not be “investment company securities” within the meaning of Section 8-103 of the UCC.

For purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

(a)On the date hereof, Pledgor is the registered owner of 100% of the issued and outstanding limited liability company interests in Issuer.
(b)The registered pledgee of the Pledged Securities is BLUEBIRD CREDIT EM LLC, a Delaware limited liability company.
(c)There are no liens on the Pledged Securities or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the UCC other than the liens created by the Pledge Agreement. The Issuer has by book-entry registered the pledge of the Pledged Securities in the name of the Lender on or before the date hereof. No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Securities.
(d)Until the Debt (as defined in the Pledge Agreement) is paid in full (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents (as defined in the Pledge Agreement) to survive the satisfaction of the Note (as defined in the Pledge Agreement)), the Issuer agrees to: (i) comply with the instructions of Lender sent in accordance with Section 18(h) of the Pledge Agreement, without any further consent from Pledgor or any other Person, in respect of the Collateral; and (ii) disregard any request made by Pledgor or any other person which contravenes the instructions of Lender with respect to the Collateral. Notwithstanding anything to the contrary herein, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.
(e)This Confirmation and Instruction Agreement shall be governed by, and construed in accordance with the laws of the State of New York, determined without reference to principles of conflicts of law.

(i)	EXH. C-1

Ex 10.5

Executed counterparts of this Confirmation Statement and Instruction Agreement delivered by facsimile or in electronic format (such as “.pdf”) will be effective as the delivery of manually executed counterpart originals.

(ii)	[NO FURTHER TEXT ON THIS PAGE]

Ex 10.5

186931125_5

(iii)	EXH. C-2

Ex 10.5

Pledgor has executed this Agreement as of the date first above written.

Section 8.7 PLEDGOR:

(15)LODGING FUND REIT III TRS, INC., a

Delaware corporation

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

(i)	[SIGNATURE FOLLOWS ON NEXT PAGE]

Ex 10.5

EXH. C

Fairfield Inn & Suites by Marriott Denver/Lakewood / Confirmation Statement And Instruction Agreement / Signature Page

Ex 10.5

Section 8.8 ACKNOWLEDGED AND AGREED: ISSUER:
(15)LF3 LAKEWOOD TRS, LLC, a

Delaware limited liability company

(16)By: LODGING FUND REIT III TRS, INC., a

Delaware corporation, its Sole Member

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

Ex 10.5

Section 8.9 LENDER:

(15)BLUEBIRD CREDIT EM LLC, a

Delaware limited liability company

By:   Name:Adam Luysterborghs

Title:Authorized Signatory

Ex 10.5

EXHIBIT D

To Pledge Agreement

Section 8.10 FORM OF ACKNOWLEDGMENT AND CONSENT

LF3 LAKEWOOD, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lakewood Borrower”), and LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Operator”; and Lakewood Borrower are, individually and/or collectively (as the context requires) referred to herein as “Borrower”) hereby acknowledges receipt of a copy of that certain Pledge and Security Agreement, dated as of the date hereof, made by LODGING FUND REIT III TRS, INC. (the “Pledgor”) in favor of Lender (the “Pledge Agreement”), consents to the terms and conditions thereof and agrees that Pledgor is bound thereby. Borrower agrees to notify Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Pledge Agreement.

Executed counterparts of this Acknowledgment and Consent delivered by facsimile or in electronic format (such as “.pdf”) will be effective as the delivery of manually executed counterpart originals.

Dated:  , 20

[SIGNATURE FOLLOWS ON NEXT PAGE]

Ex 10.5

EXH. D-1

Ex 10.5

Section 8.11 BORROWER:
(15)	LF3 LAKEWOOD, LLC, a

Delaware limited liability company

(16)	By: LODGING FUND REIT III OP, LP, a

Delaware limited partnership, its Sole Member

By:LODGING FUND REIT III, INC., a

Maryland corporation, its General Partner

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

Section 8.12 BORROWER:

(15)	LF3 LAKEWOOD TRS, LLC, a

Delaware limited liability company

(16)	By: LODGING FUND REIT III TRS, INC., a

Delaware corporation, its Sole Member

By:   Name:Samuel C. Montgomery

Title:Chief Financial Officer

Ex 10.5

Article 9 EXH. D

Fairfield Inn & Suites by Marriott Denver/Lakewood / Acknowledgment And Consent / Signature Page 186931125_5

Ex 10.1

SCHEDULE 1

To Pledge Agreement

DESCRIPTION OF PLEDGED MEMBERSHIP INTERESTS OR CORPORATE SHARES

Issuer	Owner	Class of Membership Interest/Stock	Percentage of Membership Interests
LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company	Pledgor	N/A	100%

Ex 10.1

SCH.-1